Exhibit 99.2

1 2014 Second Quarter Review Roger W. Stone Chairman and Chief Executive Officer Andrea K. Tarbox Vice President and Chief Financial Officer July 30, 2014

Forward Looking Statements The information in this presentation and statements made during this presentation may contain certain forward-looking statements within the meaning of federal securities laws. These statements reflect management’s expectations regarding future events and operating performance. These forward-looking statements involve a number of risks and uncertainties. A list of the factors that could cause actual results to differ materially from those expressed in, or underlying, any forward-looking statements can be found in the Company’s filings with the Securities and Exchange Commission, such as its annual and quarterly reports. The Company disclaims any obligation to revise or update such statements to reflect the occurrence of events after the date of this presentation. This presentation refers to non-U.S. GAAP financial information. A reconciliation of non-U.S. GAAP to U.S. GAAP financial measures is available on the company’s website at KapStonepaper.com under Investors. Forward-Looking Statements 2 Risk Factors Non-GAAP Financial Measures

$0.09 $0.20 $0.21 $0.24 $0.58 2010 2011 2012 2013 2014 Q2 Adj. EPS* $25 $44 $50 $56 $126 2010 2011 2012 2013 2014 Q2 Adj. EBITDA* 3 $199 $215 $306 $326 $590 2010 2011 2012 2013 2014 Record Q2 Quarters for Legacy KS and LV Operations Q2 Net Sales KapStone Crushes Previous All-Time Record Results Up 125% YOY *Adjusted to exclude non-cash stock compensation and acquisition related costs Up 142% YOY Up 81% YOY $’s in Millions $’s in Millions

($ in Millions, except per share) Q2 2014 Q2 2013 Inc/(Dec) (1) Q1 2014 Inc/(Dec) (1) Net Sales $ 590 $ 326 81% $ 549 7% EBITDA $ 119 $ 52 129% $ 91 31% Adj. EBITDA(2) $ 126 $ 56 125% $ 96 31% Net Income $ 51 $ 21 143% $ 32 59% Adj. Net Income(3) $ 56 $ 23 143% $ 35 60% Diluted EPS $ 0.53 $ 0.22 141% $ 0.33 61% Adj. Diluted EPS(3) $ 0.58 $ 0.24 142% $ 0.36 61% Second Quarter Financial Results 4 (1) Percentage change calculations made using unrounded source financials (2) Adjusted to exclude non-cash stock compensation and acquisition, start up and other costs (3) Adjusted to exclude items above net of related income taxes

$96 $3 $10 $8 $10 $1 $126 $ in Millions Adjusted EBITDA $549 $4 $34 $3 $590 $ in Millions Net Sales 5 Q2 2014 Compared to Q1 2014 Actual Favorable prices reflect higher corrugated prices and partial realization of the 2014 kraft paper price increase Increased sales volumes reflects higher production volumes resulting from reduced planned outages, one additional mill day of production, and incremental gains from recent capital investments at Charleston and Longview Weather impact was limited to Q1 2014 Lower planned outages of $10 million reflects higher activity in Q1 mainly for CHS PM3 project offset by Longview PM10 upgrade in Q2 Higher Volumes, Lower Outage Costs and Better Weather Drives Improvement

$56 $58 $10 $4 $8 $7 $3 $126 $ in Millions Adjusted EBITDA $326 $240 $10 $14 $590 $ in Millions Net Sales 6 Q2 2014 Compared to Q2 2013 Actual Compared to Q2 2013, the Longview acquisition added $240 million in sales and $58 million of adjusted EBITDA Price/mix improvement reflects realization of 2013 containerboard and corrugated products price increases, the 2013 specialty paper price increases, and the 2014 kraft paper price increase increased sales and adjusted EBITDA Higher sales volume of 16,000 tons drives an incremental $4 million in adjusted EBITDA Outage costs are $8 million lower in 2014 for legacy KapStone due to CHS tri-annual outage in 2013 Inflation compared to the prior year negatively impacts adjusted EBITDA by $7 million Fiber and freight expense are higher year over year Longview is Key Driver YOY While Legacy Ops Achieve All-time Records

 Improved operations and benefits from synergies resulted in 2Q record adjusted EBITDA Despite $4 million of total planned outage cost in the quarter including $2 million to upgrade a paper machine and loss of 4,100 tons of production Annualized synergies of $16 million transacted on by June 30, 2014 Synergy target now $21 million of annualized benefits to be transacted by late 2015 $5 million improved operations $2 million better weather $1 million one more operating day compared to the prior quarter Seasonal inventory reduction in Q2 2014 of 5,000 tons to accommodate agricultural cycle $48 $50 $58 Q2 2013 Q1 2014 Q2 2014 Adjusted EBITDA (2) 7 Longview Acquisition $228 $227 $240 Q2 2013 Q1 2014 Q2 2014 Net Sales $0.17 $0.19 $0.25 Q2 2013 Q1 2014 Q2 2014 Adjusted Diluted EPS (3) (1) Longview results for Q2 2013 are shown for reference as this period was prior to the July 2013 acquisition and are based on pro forma financial statements filed in October 2013 (2) Adjusted to exclude one time acquisition costs (3) Adjusted to exclude one time acquisition costs and includes all related interest expense and amortization of financing fees Record Second Quarter (1) Q2 2014’s adjusted EBITDA as compared to Q1 2014 was positively impacted by:

De-Levering Debt and Reducing Interest Rate Cash Flows, Debt and Liquidity 8 Debt to EBITDA leverage ratio (1) 3.8 times - July 18, 2013 (2) 2.7 times - June, 30 2014 Net debt at June 30, 2014 - $1,175 million Cash - $49 million $755 million term loan A at 1.90% $469 million term loan A1 at 2.15% Recently amended credit facility provided an additional reduction of 25 bps Available revolver balance is $395 million in addition to $300 million accordion Cash flow from operations up $15 million to $70 million Adjusted free cash flow was $28 million for Q2 2014, down $11 million over Q2 2013 $0.29 per diluted share Capex for Q2 2014 was $41 million. Completed spending on paper machine upgrades (1) Calculated per bank agreement (2) Closing date of Longview acquisition

Summary of Key Assumptions for Q3 2014 9 Kraft paper price increase of $50 per ton Full benefit expected by Q3 2014 Approximately $30 million annualized benefit expected Continued seasonal improvement of product mix Production and shipping One more mill production and corrugated products shipping day Additional benefits from two major machine upgrades expected to be realized as the quarter progresses Planned outage maintenance expense of $5 million consistent with Q2 2014 with no loss of production tons Relatively stable fiber costs from Q2 2014 Voluntary separation initiatives should result in up to $1-2 million of expense in Q3 and additional expense (up to $1 million more) in Q4 2014 CAPEX is expected to be $120-$125 million for the full year

Appendix

390 658 679 418 673 720 Q2 2013 Q1 2014 Q2 2014 Tons (000) Tons Produced and Sold (2) Produced Sold Components of Quarterly Net Sales $664 $685 $685 Q2 2013 Q1 2014 Q2 2014 Avg Revenue per Mill Ton (1) (1) Average price per external ton sold from mills excludes corrugated sales (2) Tons Produced represents saleable tons produced from four paper mills; Tons Sold is external sales from paper mills and corrugated container plants (3) Mix is based on a percentage of total external tons sold from paper mills and corrugated container plants 35% 24% 26% 7% 7% 7% 15% 9% 9% Q2 2013 Q1 2014 Q2 2014 Q2 2013 Q1 2014 Q2 2014 Q2 2013 Q1 2014 Q2 2014 Domestic Containerboard Export Containerboard DuraSorb Product Mix (3) 11% 24% 23% 8% 6% 5% 24% 30% 30% Q2 2013 Q1 2014 Q2 2014 Q2 2013 Q1 2014 Q2 2014 Q2 2013 Q1 2014 Q2 2014 Kraft Paper KraftPak / Pulp Corrugated 11

390 382 400 418 398 434 Q2 2013 Q1 2014 Q2 2014 Tons (000) Tons Produced and Sold (2) Produced Sold Components of Quarterly Net Sales (Legacy KapStone) $664 $681 $681 Q2 2013 Q1 2014 Q2 2014 Avg Revenue per Mill Ton (1) (1) Average price per external ton sold from mills excludes corrugated sales (2) Tons Produced represents saleable tons produced from three legacy KapStone paper mills; Tons Sold is external sales from legacy KapStone paper mills and corrugated container plants (3) Mix is based on a percentage of total external tons sold from paper mills and corrugated container plants 35% 29% 29% 7% 9% 9% 15% 16% 15% Q2 2013 Q1 2014 Q2 2014 Q2 2013 Q1 2014 Q2 2014 Q2 2013 Q1 2014 Q2 2014 Domestic Containerboard Export Containerboard DuraSorb Product Mix (3) 11% 14% 14% 8% 6% 8% 24% 26% 25% Q2 2013 Q1 2014 Q2 2014 Q2 2013 Q1 2014 Q2 2014 Q2 2013 Q1 2014 Q2 2014 Kraft Paper KraftPak Corrugated 12

2013 Actual Q1 Q2 Q3 Q4 Financial Impact $ 4.7 $ 8.5 $ 1.1 $ 10.5 Production Impact - 9,432 - 12,500 Maintenance Outage Expense & Production Impact 13 2014 Actual/Expected Q1A Q2A Q3E Q4E Financial Impact $ 14.8 $ 5.2 $5.5 $ 13.9 Production Impact 14,300 5,400 - 12,500